                                                                  EXHIBIT 10.09c


                                 THIRD AMENDMENT
                                       OF
                         KIMMEL AUTOMOTIVE PENSION PLAN


     Kimmel Automotive, Inc. (hereinafter referred to as "Employer"), pursuant to action of its Board of Directors, has adopted the following Third Amendment of the Kimmel Automotive Pension Plan.


                               W I T N E S S E T H

     WHEREAS, by the provisions of Article IX of the Plan, the Employer has a right to amend the Plan;

     NOW, THEREFORE, the Plan shall be and it is hereby amended as follows:


                                  FIRST CHANGE

     Article I, Section 1.01, shall have the following sentence added effective May 15, 2001:

          "Accrued Benefit shall be calculated and frozen as of May 15, 2001, and shall not consider any additional years of Service beyond May 15, 2001, nor any additional Compensation beyond May 15, 2001, until such time as the Plan is amended for this and any related provisions."


                                  SECOND CHANGE

     Article I, Section 1.07, shall have the following sentence added effective May 15, 2001:

          "Compensation earned after May 15, 2001 shall not be considered for any Plan calculations, until such time as the Plan is amended for this and any related provisions."


                                  THIRD CHANGE

     Article I, Section 1.34(a) shall have the following sentence added effective May 15, 2001:

          "Years of Service for purposes of calculating Accrued Benefit or benefit accrual shall not consider any Hours of Service after May 15, 2001, until such time as the Plan is amended for this and any related provisions."

                                  FOURTH CHANGE

     Article III, Section 3.01, shall have the following sentence added effective May 15, 2001:

          "In no event shall an Accrued Benefit be increased after May 15, 2001, until such time as the Plan is amended for this and any related provisions."


                             FIFTH AND FINAL CHANGE

     Article II, Section 2.01, shall have the following sentence added effective May 15, 2001:

          "No Employee shall be admitted to the Plan after May 15, 2001."

     IN ALL OTHER RESPECTS, Kimmel Automotive Pension Plan is hereby ratified and confirmed.

     IN WITNESS WHEREOF, the Employer has caused this Amendment to be executed by its duly authorized officers.


ATTEST:                                     KIMMEL AUTOMOTIVE, INC.

By                                          By
  ----------------------------------          ----------------------------------